[LOGO OF EATON VANCE MUTUAL FUNDS APPEARS HERE]
                                                  [PHOTO OF BRICK WALL WITH
                                                  "EDUCATION" SIGN APPEARS HERE]





Annual Report January 31, 1999


                                  Eaton Vance
[PHOTO OF HIGHWAY AT              Municipals                    Florida Insured
 NIGHT APPEARS HERE]               Trust II


                                                                         Hawaii



                                                                         Kansas



[PHOTO OF SUSPENSION BRIDGE APPEARS HERE]

Eaton Vance Municipals Funds as of January 31, 1999

Letter to Shareholders


[PHOTO OF APPEARS HERE]
Thomas J. Fetter, President

1998 was another favorable year for the municipal bond market. Continued low inflation and a declining interest rate environment helped provide positive returns for the tax-exempt sector. U.S. economic growth was more robust than expected in the fourth quarter. Gross Domestic Product (GDP) grew 6.1%, the fastest quarterly pace in nearly 15 years, making the GDP growth rate 4.3% for all of 1998. The economy's strong performance at year-end was attributed to vigorous consumer spending and a shrinking trade deficit.

Municipal bonds again trailed the Treasury market, which rallied strongly as foreign and domestic investors sought quality in an uncertain global economic outlook. In addition, a heavy new issue calendar produced supply pressures for the tax-exempt market. More than $300 billion in new municipal issues came to market in 1998. Nonetheless, the tax-exempt market performed well, with the Lehman Brothers Municipal Bond Index- a widely recognized, unmanaged index of municipal bonds - posting a return of 6.6% for the year.*

Municipal bonds are now among the most undervalued asset classes...

As the year ended, municipal bonds represented one of the most undervalued asset classes in the financial markets. Historically, municipal bond yields have averaged around 85% of Treasury bond yields. However, in the flight to Treasuries that characterized the bond market in late 1998, that ratio has been skewed dramatically. At December 31, 1998, representative 30-year tax-exempt bonds were yielding 5.06%, or nearly 100% of 30-year Treasury yields! Considering their tax-exemption, that is one of the true market anomalies of the decade. By any measure of historical valuation, municipal bonds today represent a remarkable bargain.

*It is not possible to invest directly in an Index.

                           [BAR CHART APPEARS HERE]

Municipal bonds yield nearly 100% of Treasury yields

30-Year AAA rated                 Taxable equivalent yield
General Obligation (60) Bonds*    in 36% tax bracket

          5.06%                          2.91%

30-Year Treasury bond

          5.09%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*60 yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of January 31, 1999.

Past performance is no guarantee of future results.

Source: Bloomberg L.P.

Taxes remain high, while tax reform is again stalled in Congress...

The election year promises of tax cuts appear to have been all but forgotten in Washington. Meanwhile, it is estimated that the average American worked until May 10 to pay his or her taxes in 1998, according to the Tax Foundation. That poses an enormous financial burden - and an increasing challenge for those who may be simultaneously paying for college tuition, caring for elderly parents, or trying to plan for their own retirement.

Amid low inflation and growing federal budget surpluses, we believe that the outlook for bonds remains favorable. At their recent levels, municipal bonds are especially attractive. Moreover, municipal bonds remain an excellent fixed-income alternative - to diversify one's investment portfolio and to help lower one's tax burden.

                                      Sincerely,

                                      /s/ Thomas J. Fetter

                                      Thomas J. Fetter
                                      President
                                      March 9, 1999

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Florida Insured Municipals Fund as of January 31, 1999

INVESTMENT UPDATE

[PHOTO APPEARS HERE]
Cynthia J. Clemson
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Florida registered strong job growth in 1998. During the past three years, the state has added more than 300,000 jobs to service sector payrolls, with especially strong growth in hotel, motel, and recreational services. The health care sector also benefited from continuing strong demand.

 . While last summer's brushfires caused a temporary setback to the Florida tourism industry, theme park and convention center expansions are expected to generate new momentum in 1999. The Orlando area, home to nine full-scale theme parks, will receive a major boost from its $3 billion airport expansion.

 . Florida's trade sector has suffered with the weakness in Asia and Latin
  America. Continuing recession in Japan has resulted in significantly lower exports of citrus fruit and chemicals, while the perilous financial condition of Brazil, the state's largest trade market, continues to pose a risk to Latin America-bound exports.

The Fund
--------------------------------------------------------------------------------
 . During the year ended January 31, 1999, the Fund's Class A and Class B shares had total returns of 6.5% and 5.8%, respectively.1 For Class A, this return resulted from an increase in net asset value (NAV) per share to $11.54 on January 31, 1999 from $11.37 on January 31, 1998, and the reinvestment of $0.552 per share in tax-free income.2 For Class B, this return resulted from an increase in NAV to $11.40 from $11.23, and the reinvestment of $0.468 per share in tax-free income.2

 . Based on the Fund's most recent dividends and NAVs on January 31, 1999 of $11.54 per share for Class A and $11.40 for Class B, the distribution rates were 4.68% and 3.90%, respectively.3

 . The SEC 30-day yields for Class A and B shares at January 31 were 3.93% and
  3.34%, respectively.4

Management Update
--------------------------------------------------------------------------------
 . Management maintained a barbell strategy during the year. A portion of the Portfolio consisted of lower and current coupon, insured bonds+ for liquidity and performance. Another portion, of higher-coupon issues, provided a good income component.

 . In 1998, the municipal market was again marked by a significant calling of higher-coupon bonds. For that reason, the Portfolio continued to emphasize call protection and trading short call bonds for those with longer call dates.

 . At January 31, the Portfolio was 98.1% invested in issues rated AAA. Given the narrow yield differentials between municipals and Treasury bonds, the Fund offered unusually good value for tax-conscious shareholders.

Your Investment at Work
----------------------------------------------------------[GRAPHIC APPEARS HERE]
Miami-Dade County
School District Bonds

 . The Miami Dade County School District Authority oversees public elementary and secondary education in Dade County, the most populous county in Florida.

 . The proceeds of the 1998 bonds were used to pre-refund a previous, higher-coupon issue of the Authority.

 . The bond represented an insured+ general obligation with an attractive 5.375%
  coupon. The bonds were additionally attractive because they are non-callable.
--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;
    2% -5th year; 1% - 6th year. +Private insurance does not decrease the risk of loss of principal associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of January 31, 1999

Performance/5/                                    Class A       Class B

Average Annual Total Returns (at net asset value)
One Year                                            6.5%         5.8%
Life of Fund++                                      8.4          7.5

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                            1.4%         0.8%
Life of Fund++                                      7.3          7.1

++Inception date: Class A: 3/3/94; Class B: 3/2/94

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Florida Insured Municipals Fund, Class B vs.
Lehman Brothers Municipal Bond Index

             Date            Fund/NAV            LBMBI
             ----            --------            -----
          3/31/94             $10,000          $10,000
          4/30/94             $10,403          $10,085
          5/31/94             $10,561          $10,172
          6/30/94             $10,456          $10,113
          7/31/94             $10,696          $10,295
          8/31/94             $10,666          $10,331
          9/30/94             $10,471          $10,180
         10/31/94             $10,194           $9,999
         11/30/94              $9,975           $9,818
         12/31/94             $10,319          $10,034
          1/31/95             $10,710          $10,321
          2/28/95             $11,120          $10,621
          3/31/95             $11,172          $10,743
          4/30/95             $11,167          $10,756
          5/31/95             $11,441          $11,099
          6/30/95             $11,190          $11,002
          7/31/95             $11,259          $11,106
          8/31/95             $11,336          $11,247
          9/30/95             $11,404          $11,318
         10/31/95             $11,634          $11,483
         11/30/95             $11,940          $11,673
         12/31/95             $12,128          $11,785
          1/31/96             $12,143          $11,874
          2/28/96             $11,981          $11,794
          3/31/96             $11,751          $11,644
          4/30/96             $11,710          $11,610
          5/31/96             $11,711          $11,606
          6/30/96             $11,828          $11,733
          7/31/96             $11,937          $11,839
          8/31/96             $11,915          $11,836
          9/30/96             $12,121          $12,001
         10/31/96             $12,188          $12,137
         11/30/96             $12,383          $12,359
         12/31/96             $12,294          $12,307
          1/31/97             $12,282          $12,331
          2/28/97             $12,414          $12,444
          3/31/97             $12,213          $12,278
          4/30/97             $12,292          $12,381
          5/31/97             $12,500          $12,567
          6/30/97             $12,630          $12,701
          7/31/97             $12,991          $13,053
          8/31/97             $12,792          $12,930
          9/30/97             $12,958          $13,084
         10/31/97             $13,076          $13,168
         11/30/97             $13,163          $13,245
         12/31/97             $13,374          $13,439
          1/31/98             $13,458          $13,577
          2/28/98             $13,474          $13,581
          3/31/98             $13,468          $13,593
          4/30/98             $13,395          $13,532
          5/31/98             $13,612          $13,746
          6/30/98             $13,674          $13,800
          7/31/98             $13,710          $13,835
          8/31/98             $13,935          $14,049
          9/30/98             $14,093          $14,224
         10/31/98             $14,027          $14,223
         11/30/98             $14,088          $14,273
         12/31/98             $14,081          $14,309
          1/31/99             $14,241          $14,479

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/31/94 at net asset value would have grown to $14,838 on January 31, 1999; $14,131, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.17% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Hawaii Municipals Fund as of January 31, 1999

INVESTMENT UPDATE

[PHOTO APPEARS HERE]
Robert B. MacIntosh
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Hawaii's economy remained weak in the final months of 1998. For the year, state gross product grew just 1.5%, a significantly slower pace than that of the nation. The weakness of the Asian economies and the weak Japanese yen continues to have a dampening effect on the Hawaiian economy.

 . The tourism industry, hurt by the continuing recession in Japan, posted another weak showing in 1998. Total visitor arrivals were down 1.5% for the year. The Big Island proved an exception to this trend, as its new, expanded Kona runway attracted rising tourist volumes.

 . Interestingly, despite the weakness in industries that depend upon external money inflow, the local economy has mounted a modest comeback. Personal income rose 2.0% in 1998 and neighborhood retailers reported stronger sales. Small business and self-employed workers are increasingly accounting for job growth in a slowly diversifying economy.

The Fund
--------------------------------------------------------------------------------
 . During the year ended January 31, 1999, the Fund's Class A and Class B shares had total returns of 6.3% and 5.3%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.05 on January 31, 1999 from $9.93 on January 31, 1998, and the reinvestment of $0.492 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.20 from $10.13, and the reinvestment of $0.452 per share in tax-free income./2/

 . Based on the Fund's most recent dividends and NAVs on January 31, 1999 of $10.05 per share for Class A and $10.20 for Class B, the distribution rates were 4.96% and 4.26%, respectively./3/

 . The SEC 30-day yields for Class A and B shares at January 31 were 4.38% and
  3.87%, respectively./4/

Management Update
--------------------------------------------------------------------------------
 . Amid a shortage of Hawaii bonds, we sought opportunities to purchase attractive coupons. One such issue was a 5.625% industrial development bond for Continental Airlines. The passenger carrier is trying to expand its foothold in the lucrative Hawaii market.

 . Given a sluggish Hawaiian economy, the Portfolio underweighted Hawaii general obligations (GOs). Hawaii GOs were downgraded in mid-1998 and have remained under the close scrutiny of ratings agencies.

 . The Portfolio has increasingly emphasized insured+ bonds, which offered quality, liquidity, and performance. We also continued to upgrade call protection, thereby adding potential for capital appreciation without sacrificing yield.

Your Investment at Work
--------------------------------------------------------------------------------
Hawaii State Housing
Development Corp.                                    [GRAPHIC APPEARS HERE]
University of Hawaii

 . The Housing Development Authority was created to finance the construction of public, housing-related projects, including educational facilities for the University of Hawaii.

 . The proceeds of these bonds were used to finance construction and renovation projects for University dormitories and ongoing maintenance.

 . The insured+ bonds have a 5.65% coupon and represent a very liquid investment in a well-known issuer. In addition, the bonds provide excellent call protection.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;
    2% -5th year; 1% - 6th year. +Private insurance does not decrease the risk of loss of principal associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of January 31, 1999

Performance/5/                                     Class A          Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                             6.3%             5.3%
Life of Fund++                                       5.3              5.4

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                             1.3%             0.3%
Life of Fund+                                        4.3              5.1

++Inception date: Class A: 3/14/94; Class B: 3/2/94

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Hawaii Municipals Fund, Class B vs.
Lehman Brothers Municipal Bond Index

             Date            Fund/NAV            LBMBI
             ----            --------            -----
          3/31/94             $10,000          $10,000
          4/30/94             $10,023          $10,085
          5/31/94             $10,101          $10,172
          6/30/94              $9,949          $10,113
          7/31/94             $10,134          $10,295
          8/31/94             $10,152          $10,331
          9/30/94              $9,968          $10,180
         10/31/94              $9,668           $9,999
         11/30/94              $9,394           $9,818
         12/31/94              $9,631          $10,034
          1/31/95              $9,926          $10,321
          2/28/95             $10,285          $10,621
          3/31/95             $10,413          $10,743
          4/30/95             $10,395          $10,756
          5/31/95             $10,689          $11,099
          6/30/95             $10,514          $11,002
          7/31/95             $10,606          $11,106
          8/31/95             $10,694          $11,247
          9/30/95             $10,785          $11,318
         10/31/95             $10,944          $11,483
         11/30/95             $11,159          $11,673
         12/31/95             $11,307          $11,785
          1/31/96             $11,389          $11,874
          2/28/96             $11,274          $11,794
          3/31/96             $11,100          $11,644
          4/30/96             $11,066          $11,610
          5/31/96             $11,029          $11,606
          6/30/96             $11,161          $11,733
          7/31/96             $11,262          $11,839
          8/31/96             $11,238          $11,836
          9/30/96             $11,404          $12,001
         10/31/96             $11,520          $12,137
         11/30/96             $11,710          $12,359
         12/31/96             $11,663          $12,307
          1/31/97             $11,662          $12,331
          2/28/97             $11,761          $12,444
          3/31/97             $11,585          $12,278
          4/30/97             $11,690          $12,381
          5/31/97             $11,857          $12,567
          6/30/97             $11,955          $12,701
          7/31/97             $12,293          $13,053
          8/31/97             $12,157          $12,930
          9/30/97             $12,267          $13,084
         10/31/97             $12,351          $13,168
         11/30/97             $12,416          $13,245
         12/31/97             $12,609          $13,439
          1/31/98             $12,720          $13,577
          2/28/98             $12,709          $13,581
          3/31/98             $12,702          $13,593
          4/30/98             $12,585          $13,532
          5/31/98             $12,811          $13,746
          6/30/98             $12,835          $13,800
          7/31/98             $12,858          $13,835
          8/31/98             $13,091          $14,049
          9/30/98             $13,255          $14,224
         10/31/98             $13,198          $14,223
         11/30/98             $13,247          $14,273
         12/31/98             $13,240          $14,309
          1/31/99             $13,393          $14,479

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/31/94 at net asset value would have grown to $13,492 on January 31, 1999; $12,847, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 98.96% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Kansas Municipals Fund as of January 31, 1999

INVESTMENT UPDATE


[PHOTO APPEARS HERE]
Timothy T. Browse
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The Kansas economy turned in another strong showing in 1998, registering employment growth for the year of around 2.8%. Kansans' personal income, which rose a robust 6.4% in 1997, climbed a healthy 4.9% in 1998. The state had a 3.7% unemployment rate in January, up slightly from the 3.6% rate of a year earlier, but still well below the national rate.

 . Job growth was especially strong in durable goods manufacturing, due to large-scale hiring in the aircraft industry. The construction, transportation, and utilities sectors were also responsible for significant job creation.

 . Consistent with a trend toward a more diversified state economy, employment in the finance, insurance and real estate industries is expected to increase steadily in Kansas in coming years.

The Fund
--------------------------------------------------------------------------------
 . During the year ended January 31, 1999, the Fund's Class A and Class B shares had total returns of 5.8% and 5.0%, respectively.1 For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.47 on January 31, 1999 from $10.46 on January 31, 1998, and the reinvestment of $0.522 per share in tax-free income.2 For Class B, this return resulted from a decline in NAV to $10.37 from $10.38, and the reinvestment of $0.456 per share in tax-free income./2/

 . Based on the Fund's most recent dividends and NAVs on January 31, 1999 of $10.47 per share for Class A and $10.37 for Class B, the distribution rates were 5.04% and 4.27%, respectively./3/

 . The SEC 30-day yields for Class A and B shares at January 31 were 4.24% and
  3.68%, respectively./4/

Management Update
--------------------------------------------------------------------------------
 . In a quiet Kansas municipal market, the Portfolio was characterized by relatively little trading activity. The Portfolio maintained a barbell strategy, balancing high-coupon issues for yield with discount issues for performance.

 . Housing bonds provided above-market yields for the Portfolio. Because they are subject to periodic calls, they may be less sensitive to interest rate fluctuations.

 . The Portfolio remained very selective with respect to hospital bonds. The hospital sector continues to struggle with a changing health care climate, made increasingly difficult by newly implemented Medicare and Medicaid reimbursement policies.

Your Investment at Work
----------------------------------------------------------[GRAPHIC APPEARS HERE]
County of Johnson, KS
Unified School District #231

 . Johnson County, Kansas, which includes a portion of the Kansas City metropolitan statistical area, has been among the state's leading counties in population growth over the last decade.

 . The proceeds of these bonds financed activities in the school district that includes the towns of Gardner, Edgerton, and Antioch.

 . These insured general obligations provide excellent quality for the Portfolio.+ In addition to their attractive 6.0% coupon, the bonds offered the Portfolio very good call protection.

/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value./4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;
    2% -5th year; 1% - 6th year. +Private insurance does not decrease the risk of loss of principal associated with this investment.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information as of January 31, 1999

Performance/5/                                     Class A        Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                            5.8%          5.0%
Life of Fund++                                      6.2           5.9

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                            0.8%          0.0%
Life of Fund++                                      5.2           5.6

++Inception date: Class A: 3/3/94 Class B: 3/2/94

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Kansas Municipals Fund, Class B vs.
Lehman Brothers Municipal Bond Index

             Date            Fund/NAV            LBMBI
             ----            --------            -----
          3/31/94             $10,000          $10,000
          4/30/94             $10,136          $10,085
          5/31/94             $10,275          $10,172
          6/30/94             $10,162          $10,113
          7/31/94             $10,375          $10,295
          8/31/94             $10,393          $10,331
          9/30/94             $10,179          $10,180
         10/31/94              $9,933           $9,999
         11/30/94              $9,662           $9,818
         12/31/94              $9,928          $10,034
          1/31/95             $10,273          $10,321
          2/28/95             $10,617          $10,621
          3/31/95             $10,711          $10,743
          4/30/95             $10,704          $10,756
          5/31/95             $10,962          $11,099
          6/30/95             $10,809          $11,002
          7/31/95             $10,877          $11,106
          8/31/95             $10,998          $11,247
          9/30/95             $11,076          $11,318
         10/31/95             $11,266          $11,483
         11/30/95             $11,455          $11,673
         12/31/95             $11,567          $11,785
          1/31/96             $11,636          $11,874
          2/28/96             $11,523          $11,794
          3/31/96             $11,351          $11,644
          4/30/96             $11,328          $11,610
          5/31/96             $11,326          $11,606
          6/30/96             $11,421          $11,733
          7/31/96             $11,533          $11,839
          8/31/96             $11,544          $11,836
          9/30/96             $11,719          $12,001
         10/31/96             $11,821          $12,137
         11/30/96             $12,032          $12,359
         12/31/96             $11,947          $12,307
          1/31/97             $11,922          $12,331
          2/28/97             $12,033          $12,444
          3/31/97             $11,895          $12,278
          4/30/97             $12,011          $12,381
          5/31/97             $12,164          $12,567
          6/30/97             $12,284          $12,701
          7/31/97             $12,618          $13,053
          8/31/97             $12,472          $12,930
          9/30/97             $12,617          $13,084
         10/31/97             $12,664          $13,168
         11/30/97             $12,740          $13,245
         12/31/97             $12,907          $13,439
          1/31/98             $12,980          $13,577
          2/28/98             $12,970          $13,581
          3/31/98             $12,987          $13,593
          4/30/98             $12,922          $13,532
          5/31/98             $13,122          $13,746
          6/30/98             $13,133          $13,800
          7/31/98             $13,169          $13,835
          8/31/98             $13,351          $14,049
          9/30/98             $13,475          $14,224
         10/31/98             $13,445          $14,223
         11/30/98             $13,482          $14,273
         12/31/98             $13,482          $14,309
          1/31/99             $13,624          $14,479

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 3/31/94 at net asset value would have grown to $13,766 on January 31, 1999; $13,109, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.88% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Municipals Funds as of January 31, 1999

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of January 31, 1999

                                                                     Florida
                                                                     Insured        Hawaii          Kansas
                                                                      Fund           Fund            Fund
----------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------
Investment in Portfolio --
    Identified cost                                              $ 25,881,459   $ 18,773,526    $ 12,103,909
    Unrealized appreciation                                         2,107,932      1,480,598         637,291
----------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value                          $ 27,989,391   $ 20,254,124    $ 12,741,200
----------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                     1,000,005          7,000         102,000
Deferred organization expenses                                            500            895             616
----------------------------------------------------------------------------------------------------------------
Total assets                                                     $ 28,989,896   $ 20,262,019    $ 12,843,816
----------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------
Dividends payable                                                $     50,222   $     37,737    $     23,699
Payable for Fund shares redeemed                                      122,468        104,251          29,451
Payable to affiliate for Trustees' fees                                    65             65              63
Other accrued expenses                                                 10,711         12,830           6,429
----------------------------------------------------------------------------------------------------------------
Total liabilities                                                $    183,466   $    154,883    $     59,642
----------------------------------------------------------------------------------------------------------------
Net Assets                                                       $ 28,806,430   $ 20,107,136    $ 12,784,174
----------------------------------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $ 26,644,069   $ 18,939,510    $ 12,118,918
Accumulated net realized gain (loss) from Portfolio
    (computed on the basis of identified cost)                         31,053       (275,235)         51,664
Accumulated undistributed (distributions in excess of)
    net investment income                                              23,376        (37,737)        (23,699)
Net unrealized appreciation from Portfolio
    (computed on the basis of identified cost)                      2,107,932      1,480,598         637,291
----------------------------------------------------------------------------------------------------------------
Total                                                            $ 28,806,430   $ 20,107,136    $ 12,784,174
----------------------------------------------------------------------------------------------------------------

Class A Shares
----------------------------------------------------------------------------------------------------------------
Net Assets                                                       $  5,904,971   $    259,320    $  1,560,956
Shares Outstanding                                                    511,589         25,794         149,060
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest outstanding)     $      11.54   $      10.05    $      10.47
Maximum Offering Price Per Share
    (100 / 95.25 of net asset value per share)                   $      12.12   $      10.55    $      10.99
----------------------------------------------------------------------------------------------------------------

Class B Shares
----------------------------------------------------------------------------------------------------------------
Net Assets                                                       $ 22,901,459   $ 19,847,816    $ 11,223,218
Shares Outstanding                                                  2,009,543      1,946,615       1,082,065
Net Asset Value, Offering Price and Redemption Price Per Share
    (net assets / shares of beneficial interest outstanding)     $      11.40   $      10.20    $      10.37
----------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.


                        See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended January 31, 1999

                                                           Florida
                                                           Insured        Hawaii         Kansas
                                                            Fund           Fund           Fund
------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------
Interest allocated from Portfolios                     $ 1,367,721    $ 1,062,814    $   634,586
Expenses allocated from Portfolios                         (27,297)            --             --
------------------------------------------------------------------------------------------------------
Net investment income from Portfolios                  $ 1,340,424    $ 1,062,814    $   634,586
------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------
Trustees fees and expenses                             $       320    $       320    $       318
Distribution and service fees
    Class A                                                  4,244            607          1,792
    Class B                                                199,995        175,319         96,663
Transfer and dividend disbursing agent fees                 18,775         15,289         10,037
Printing and postage                                         7,980          9,376          6,508
Amortization of organization expenses                        6,053          8,740          7,189
Legal and accounting services                                3,186          3,028          4,826
Custodian fee                                                2,827          3,739          3,639
Registration fees                                               13            836             --
Miscellaneous                                                3,395          3,565          2,642
------------------------------------------------------------------------------------------------------
Total expenses                                         $   246,788    $   220,819    $   133,614
------------------------------------------------------------------------------------------------------

Net investment income                                  $ 1,093,636    $   841,995    $   500,972
------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolios
------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)    $    74,815    $   294,016    $   101,133
    Financial futures contracts                             12,130        (28,796)       (27,682)
------------------------------------------------------------------------------------------------------
Net realized gain                                      $    86,945    $   265,220    $    73,451
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                        $   419,684    $  (101,113)   $    15,410
    Financial futures contracts                             12,843         12,205          5,497
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)   $   432,527    $   (88,908)   $    20,907
------------------------------------------------------------------------------------------------------

Net realized and unrealized gain                       $   519,472    $   176,312    $    94,358
------------------------------------------------------------------------------------------------------

Net increase in net assets from operations             $ 1,613,108    $ 1,018,307    $   595,330
------------------------------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1999

                                                                Florida
                                                                Insured         Hawaii          Kansas
Increase (Decrease) in Net Assets                                Fund            Fund            Fund
------------------------------------------------------------------------------------------------------------
From operations--
    Net investment income                                  $  1,093,636    $    841,995    $    500,972
    Net realized gain                                            86,945         265,220          73,451
    Net change in unrealized appreciation (depreciation)        432,527         (88,908)         20,907
------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $  1,613,108    $  1,018,307    $    595,330
------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income
        Class A                                            $   (176,713)   $    (16,646)   $    (64,105)
        Class B                                                (912,251)       (824,101)       (436,867)
    In excess of net investment income
        Class A                                                      --              --          (1,487)
        Class B                                                      --         (38,387)        (21,739)
    From net realized gain
        Class A                                                      --              --          (8,732)
        Class B                                                      --              --         (62,972)
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                        $ (1,088,964)   $   (879,134)   $   (595,902)
------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
    Proceeds from sale of shares
        Class A                                            $  3,726,286    $     68,224    $    519,968
        Class B                                               3,463,956       2,096,709       1,638,898
    Issued in reorganization of EV Traditional
        Municipals Funds
        Class A                                               2,748,790         300,865       1,223,080
    Net asset value of shares issued
        to shareholders in payment of
        distributions declared
        Class A                                                  56,951          14,016          51,968
        Class B                                                 358,409         370,407         293,314
    Cost of shares redeemed
        Class A                                                (832,835)       (127,811)       (234,770)
        Class B                                              (3,212,340)     (2,155,033)       (757,439)
------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions    $  6,309,217    $    567,377    $  2,735,019
------------------------------------------------------------------------------------------------------------

Net increase in net assets                                 $  6,833,361    $    706,550    $  2,734,447
------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------
At beginning of year                                       $ 21,973,069    $ 19,400,586    $ 10,049,727
------------------------------------------------------------------------------------------------------------
At end of year                                             $ 28,806,430    $ 20,107,136    $ 12,784,174
------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------
At end of year                                             $     23,376    $    (37,737)   $    (23,699)
------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1998


                                                                         Florida
Increase (Decrease) in Net Assets                                     Insured  Fund    Hawaii Fund     Kansas Fund
---------------------------------------------------------------------------------------------------------------------
From operations--
    Net investment income                                            $    945,505    $    789,252    $    457,124
    Net realized gain                                                     281,348         261,432          78,752
    Net change in unrealized appreciation (depreciation)                  716,394         503,020         338,048
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $  1,943,247    $  1,553,704    $    873,924
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income                                       $   (927,338)   $   (789,252)   $   (461,231)
    In excess of net investment income                                         --         (32,067)           (473)
    From net realized gain                                                     --              --        (105,309)
---------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  $   (927,338)   $   (821,319)   $   (567,013)
---------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
    Proceeds from sale of shares                                     $  4,059,139    $  4,672,367    $  1,127,364
    Net asset value of shares issued
        to shareholders in payment of
        distributions declared                                            380,352         338,412         318,497
    Cost of shares redeemed                                            (5,198,944)     (1,894,316)     (2,195,014)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions   $   (759,453)   $  3,116,463    $   (749,153)
---------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                $    256,456    $  3,848,848    $   (442,242)
---------------------------------------------------------------------------------------------------------------------



Net Assets
---------------------------------------------------------------------------------------------------------------------
At beginning of year                                                 $ 21,716,613    $ 15,551,738    $ 10,491,969
---------------------------------------------------------------------------------------------------------------------
At end of year                                                       $ 21,973,069    $ 19,400,586    $ 10,049,727
---------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
---------------------------------------------------------------------------------------------------------------------
At end of year                                                       $     23,427    $    (38,550)   $       (473)
---------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                 Florida Insured Fund
                                                        ----------------------------------------------------------------------
                                                                                Year Ended January 31,
                                                        ----------------------------------------------------------------------
                                                               1999             1998        1997        1996       1995(1)
                                                        ----------------------------------------------------------------------
                                                        Class A    Class B     Class B     Class B     Class B     Class B
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $11.370    $11.230     $10.710     $11.090     $10.260     $10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $ 0.569    $ 0.467     $ 0.488     $ 0.499     $ 0.512     $ 0.456
Net realized and unrealized gain (loss)                   0.153      0.170       0.511      (0.385)      0.832       0.304
------------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $ 0.722    $ 0.637     $ 0.999     $ 0.114     $ 1.344     $ 0.760
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.552)   $(0.467)    $(0.479)    $(0.494)    $(0.512)    $(0.456)
In excess of net investment income                           --         --          --          --      (0.002)     (0.044)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $(0.552)   $(0.467)    $(0.479)    $(0.494)    $(0.514)    $(0.500)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $11.540    $11.400     $11.230     $10.710     $11.090     $10.260
------------------------------------------------------------------------------------------------------------------------------

Total Return(2)                                            6.52%      5.82%       9.57%       1.14%      13.39%       7.10%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $ 5,905    $22,901     $21,973     $21,717     $18,391     $11,596
Ratios (As a percentage of average daily net assets):
    Net expenses(3)(4)                                     0.46%      1.25%       1.23%       1.21%       1.10%       0.75%(5)
    Net expenses after custodian fee reduction(3)          0.39%      1.18%       1.16%       1.12%       1.00%         --
    Net investment income                                  4.86%      4.15%       4.50%       4.67%       4.76%       4.79%(5)
------------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net
    assets):                                               0.58%      1.37%       1.65%       1.51%       1.49%       1.62%(5)
    Expenses(3)(4)
    Expenses after custodian fee reduction (3)             0.51%      1.30%       1.58%       1.42%       1.39%         --
    Net investment income                                  4.74%      4.03%       4.08%       4.37%       4.37%       3.92%(5)
Net investment income per share                         $ 0.555    $ 0.453     $ 0.443     $ 0.467     $ 0.470     $ 0.374
------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 1994, to January 31, 1995.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(4) The expense ratios for the year ended January 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

(5) Annualized.


                        See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                 Hawaii Fund
                                                      ----------------------------------------------------------------------
                                                                              Year Ended January 31,
                                                      ----------------------------------------------------------------------
                                                               1999             1998        1997        1996       1995(1)
                                                      ----------------------------------------------------------------------
                                                        Class A    Class B     Class B     Class B     Class B     Class B
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $ 9.930    $10.130     $ 9.730     $ 9.980     $ 9.150     $10.000
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $ 0.534    $ 0.431     $ 0.441     $ 0.466     $ 0.484     $ 0.434
Net realized and unrealized gain (loss)                   0.078      0.090       0.418      (0.241)      0.835      (0.805)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                     $ 0.612    $ 0.521     $ 0.859     $ 0.225     $ 1.319     $(0.371)
----------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.492)   $(0.431)    $(0.441)    $(0.466)    $(0.484)    $(0.434)
In excess of net investment income                           --     (0.020)     (0.018)     (0.009)     (0.005)     (0.045)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $(0.492)   $(0.451)    $(0.459)    $(0.475)    $(0.489)    $(0.479)
----------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $10.050    $10.200     $10.130     $ 9.730     $ 9.980     $ 9.150
----------------------------------------------------------------------------------------------------------------------------

Total Return(2)                                            6.34%      5.29%       9.08%       2.40%      14.74%      (4.01)%
----------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $   259    $19,848     $19,401     $15,552     $15,126     $12,601
Ratios (As a percentage of average daily net assets):
    Net expenses(3)(4)                                     0.45%      1.18%       1.27%       1.20%       1.05%       0.87%(5)
    Net expenses after custodian fee reduction(3)          0.41%      1.14%       1.24%       1.15%       0.98%         --
    Net investment income                                  5.35%      4.27%       4.47%       4.81%       5.03%       5.03%(5)
----------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net
    assets):                                               0.69%      1.42%       1.70%       1.61%       1.53%       1.41%(5)
    Expenses (3)(4)
    Expenses after custodian fee reduction (3)             0.65%      1.38%       1.67%       1.56%       1.46%         --
    Net investment income                                  5.11%      4.03%       4.04%       4.40%       4.51%       4.49%(5)
Net investment income per share                         $ 0.510    $ 0.407     $ 0.399     $ 0.426     $ 0.434     $ 0.387
----------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 1994, to January 31, 1995.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(4) The expense ratios for the year ended January 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

(5) Annualized.


                       See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Kansas Fund
                                                        -------------------------------------------------------------------------
                                                                             Year Ended January 31,
                                                        -------------------------------------------------------------------------
                                                              1999(1)           1998        1997        1996       1995(2)
                                                        -------------------------------------------------------------------------
                                                        Class A    Class B     Class B     Class B     Class B     Class B
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $10.460    $10.380     $10.080     $10.320     $ 9.560     $10.000
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $ 0.505    $ 0.429     $ 0.458     $ 0.479     $ 0.481     $ 0.435
Net realized and unrealized gain (loss)                   0.082      0.071       0.414      (0.238)      0.761      (0.393)
---------------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $ 0.587    $ 0.500     $ 0.872     $ 0.241     $ 1.242     $ 0.042
---------------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.505)   $(0.429)    $(0.462)    $(0.473)    $(0.481)    $(0.435)
In excess of net investment income                       (0.012)    (0.021)       --(3)         --      (0.001)     (0.047)
From net realized gain                                   (0.060)    (0.060)     (0.110)     (0.008)         --          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $(0.577)   $(0.510)    $(0.572)    $(0.481)    $(0.482)    $(0.482)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $10.470    $10.370     $10.380     $10.080     $10.320     $ 9.560
---------------------------------------------------------------------------------------------------------------------------------

Total Return(4)                                            5.77%      4.96%       8.87%       2.46%      13.26%       0.16%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $ 1,561    $11,223     $10,050     $10,492     $10,782     $ 7,753
Ratios (As a percentage of average daily net assets):
    Net expenses(5)(6)                                     0.49%      1.28%       1.38%       1.25%       1.20%       0.75%(7)
    Net expenses after custodian fee reduction(5)          0.43%      1.22%       1.33%       1.15%       1.08%         --
    Net investment income                                  4.83%      4.14%       4.48%       4.77%       4.79%       4.81%(7)
---------------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have be en as follows:
Ratios (As a percentage of average daily net
    assets):
    Expenses(5)(6)                                         0.79%      1.58%       1.90%       1.68%       1.59%       1.60%(7)
    Expenses after custodian fee reduction(5)              0.73%      1.52%       1.85%       1.58%       1.47%         --
    Net investment income                                  4.53%      3.84%       3.96%       4.34%       4.40%       3.96%(7)
Net investment income per share                         $ 0.474    $ 0.398     $ 0.405     $ 0.436     $ 0.442     $ 0.397
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) For the period from the start of business, March 2, 1994, to January 31, 1995.

(3) Distributions in excess of net investment income are less than $0.001 per share.

(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(5) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(6) The expense ratios for the year ended January 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

(7) Annualized.


                        See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four non-diversified Funds, three of which are included in these financial statements. They include Eaton Vance Florida Insured Municipals Fund ("Florida Insured Fund"), Eaton Vance Hawaii Municipals Fund ("Hawaii Fund") and Eaton Vance Kansas Municipals Fund ("Kansas Fund"). The Funds offer two classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Florida Insured Fund invests its assets in the Florida Insured Municipals Portfolio, the Hawaii Fund invests its assets in the Hawaii Municipals Portfolio and the Kansas Fund invests its assets in the Kansas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.5%, 99.3% and 98.9% at January 31, 1999 for Eaton Vance Florida Insured Fund, Eaton Vance Hawaii Fund and Eaton Vance Kansas Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1999, the Hawaii Fund, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

   Fund                                Amount           Expires
  ------------------------------------------------------------------------------
   Hawaii Fund                         $  26,381        January 31, 2005
                                       $ 249,200        January 31, 2004

  Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders. Pursuant to Section 852 of the Internal Revenue Code, the Kansas Fund designated $5,681 of distributions from tax-exempt income as a long-term capital gain distribution for its taxable year ended January 31, 1999.

Eaton Vance Municipals Funds as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D


  D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds and Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the statements of operations.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

  The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended January 31, 1999, the Hawaii Fund reclassified $39,075 from accumulated distributions in excess of net investment income to paid-in capital due to permanent differences between book and tax accounting for distributions. Net investment income, net realized gains, and net assets were not affected by these reclassifications.

3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   Florida Insured Fund
                                      ------------------------------------------------
                                              Year Ended          Year Ended
                                              January 31, 1999    January 31, 1998
                                      ------------------------------------------------
                                            Class A      Class B      Class B
--------------------------------------------------------------------------------------
  Sales                                     326,221      307,055      370,922
  Issued to shareholders
    electing to receive payments of
    distributions in Fund shares              4,977       31,837       34,868
  Redemptions                               (61,434)    (285,458)    (477,263)
  Issued to EV Traditional
    Florida Insured Fund
    shareholders                            241,825           --           --
--------------------------------------------------------------------------------------
  Net increase (decrease)                   511,589       53,434      (71,473)
--------------------------------------------------------------------------------------
                                                         Hawaii Fund
                                      ------------------------------------------------
                                              Year Ended          Year Ended
                                              January 31, 1999    January 31, 1998
                                      ------------------------------------------------
                                            Class A      Class B      Class B
--------------------------------------------------------------------------------------
  Sales                                       6,921      208,238      475,254
  Issued to shareholders
    electing to receive payments of
    distributions in Fund shares              1,413       36,709       34,260
  Redemptions                               (12,832)    (214,065)    (192,930)
  Issued to EV Traditional
    Hawaii Fund shareholders                 30,292           --           --
--------------------------------------------------------------------------------------
  Net increase                               25,794       30,882      316,584
--------------------------------------------------------------------------------------

Eaton Vance Municipals Funds as of January 31, 1999
NOTES TO FINANCIAL STATEMENTS CONT'D

                                                         Kansas Fund
                                      ------------------------------------------------
                                              Year Ended          Year Ended
                                              January 31, 1999    January 31, 1998
                                      ------------------------------------------------
                                            Class A      Class B      Class B
--------------------------------------------------------------------------------------
  Sales                                      49,650      158,523      110,259
  Issued to shareholders
    electing to receive payments of
    distributions in Fund shares              4,982       28,367       30,986
  Redemptions                               (22,527)     (73,215)    (213,928)
  Issued to EV Traditional
    Kansas Fund shareholders                116,955           --           --
--------------------------------------------------------------------------------------
  Net increase (decrease)                   149,060      113,675      (72,683)
--------------------------------------------------------------------------------------

4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $3,439, $142 and $1,250 as its portion of the sales charge on sales of Class A shares from Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended January 31, 1999.

  Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations.

5 Distribution and Service Plans
  -----------------------------------------------------------------------------
  Each Fund has adopted a distribution plan (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan (Class A Plan, the Plans). The Plans require the Class B shares to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 0.75% of each Fund's Class B average daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces the Class B's net assets. For the year ended January 31, 1999, the Class B shares of the Florida Insured Fund, Hawaii Fund and Kansas Fund paid $164,729, $144,679 and $78,822, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. For the year ended January 31, 1999, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Florida Insured Fund, Hawaii Fund and Kansas Fund were approximately $688,000, $682,000 and $371,000, respectively.

  In addition, the Plans also authorize each class to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year. The Trustees have initially implemented the Plans by authorizing each class to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets attributable to both Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended January 31, 1999, Florida Insured Fund, Hawaii Fund and Kansas Fund paid or accrued service fees to or payable to EVD in the amount of $4,244, $607 and $1,792, respectively for Class A shares, and $35,266, $30,640 and $17,841, respectively, for Class B shares. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of

Eaton Vance Municipals Funds as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D


  the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $43,000, $55,000 and $15,000 of CDSC paid by Class B shareholders of Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended January 31, 1999.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended January 31, 1999 were as follows:

  Florida Insured Fund
  ------------------------------------------------------------------------------
  Increases                                                    $6,379,597
  Decreases                                                    (4,827,198)

  Hawaii Fund
  ------------------------------------------------------------------------------
  Increases                                                    $2,231,345
  Decreases                                                    (2,953,293)

  Kansas Fund
  ------------------------------------------------------------------------------
  Increases                                                    $2,114,772
  Decreases                                                    (1,389,324)

8 Transfer of Net Assets
  ------------------------------------------------------------------------------
  On February 1, 1998, EV Marathon Florida Insured Fund, EV Marathon Hawaii Fund and EV Marathon Kansas Fund acquired the net assets of the EV Traditional Florida Insured Fund, EV Traditional Hawaii Fund and EV Traditional Kansas Fund, respectively, pursuant to an Agreement and Plan of Reorganization dated June 23, 1997.

  In accordance with the agreement, the Funds, at the closing, issued Class A shares as follows:

                          Class A shares   Aggregate value   Net asset value
  Fund                        issued      of shares issued      per share
  ------------------------------------------------------------------------------
  Florida Insured Fund        241,825        $2,748,790          $11.37
  Hawaii Fund                  30,292           300,865            9.93
  Kansas Fund                 116,955         1,223,080           10.46

  The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The net assets acquired, including unrealized appreciation at the date of the transaction were as follows:

  Fund                         Acquired net assets   Unrealized appreciation
  ------------------------------------------------------------------------------
  Florida Insured Fund             $2,748,790             $160,660
  Hawaii Fund                         300,865               27,372
  Kansas Fund                       1,223,080               49,919

  Directly after the merger, the combined net assets of the Funds and the net asset value of Class A shares and Class B shares were as follows:

                                                Class A          Class B
                                            net asset value  net asset value
  Fund                 Combined net assets     per share        per share
  ------------------------------------------------------------------------------
  Florida Insured Fund     $24,721,859           $11.37           $11.23
  Hawaii Fund               19,701,451             9.93            10.13
  Kansas Fund               11,272,807            10.46            10.38

9 Name Change
  ------------------------------------------------------------------------------
  Effective February 1, 1998, EV Marathon Florida Insured Fund, EV Marathon Hawaii Fund and EV Marathon Kansas Fund changed their names to Eaton Vance Florida Insured Fund, Eaton Vance Hawaii Fund and Eaton Vance Kansas Fund, respectively.

Eaton Vance Municipals Funds as of January 31, 1999

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders of
Eaton Vance Municipals Trust II:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund (certain of the series constituting Eaton Vance Municipals Trust II) as of January 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1999 and 1998 and the financial highlights for each of the years in the four-year period ended January 31, 1999 and for the period from the start of business, March 2, 1994, to January 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II at January 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                                    DELOITTE & TOUCHE LLP
                                                    Boston, Massachusetts
                                                    March 5, 1999

Florida Insured Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings(Unaudited)  Principal
------------------  Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.8%
-------------------------------------------------------------------------
 Aaa       AAA      $1,160     Dade County, Professional
                               Sports Franchise, (MBIA),
                               Escrowed to Maturity,
                               0.00%, 10/1/19                $   423,852
 Aaa       AAA          70     North Port, Utility
                               Revenue, (FGIC),
                               Prerefunded to 10/1/02,
                               6.25%, 10/1/17(1)                  78,001
-------------------------------------------------------------------------
                                                             $   501,853
-------------------------------------------------------------------------

Housing -- 13.7%
-------------------------------------------------------------------------
 Aaa       NR       $  345     Duval County HFA, SFMR,
                               (GNMA), (AMT), 6.70%,
                               10/1/26                       $   371,555
 Aaa       AAA         750     Escambia County HFA, SFMR,
                               (GNMA), (AMT), 7.00%, 4/1/28      829,253
 Aaa       NR          715     Manatee County, HFA, SFMR,
                               (GNMA), (AMT), 6.875%,
                               11/1/26                           804,754
 Aaa       NR        1,000     Pinellas County HFA, SFMR,
                               (AMT), 5.80%, 3/1/29            1,039,420
 NR        AAA         795     Pinellas County HFA, SFMR,
                               (GNMA), (AMT), 6.70%, 2/1/28      857,678
-------------------------------------------------------------------------
                                                             $ 3,902,660
-------------------------------------------------------------------------

Insured-Education -- 1.9%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Florida A&M University,
                               (Student Apartment
                               Facilities), (MBIA),
                               5.625%, 7/1/25                $   529,880
-------------------------------------------------------------------------
                                                             $   529,880
-------------------------------------------------------------------------

Insured-Electric Utilities -- 8.3%
-------------------------------------------------------------------------
 Aaa       AAA      $  445     Citrus County, PCR, (MBIA),
                               6.35%, 2/1/22                 $   488,094
 Aaa       AAA         895     Florida State Municipal
                               Power Agency, (Stanton),
                               (AMBAC), 4.50%, 10/1/27           835,554
 Aaa       AAA       1,000     Puerto Rico Electric Power
                               Authority, (MBIA), 5.50%,
                               7/1/25                          1,043,580
-------------------------------------------------------------------------
                                                             $ 2,367,228
-------------------------------------------------------------------------

Insured-General Obligations -- 8.5%
-------------------------------------------------------------------------
 Aaa       AAA     $ 1,000     Florida Board of Education,
                               (Capital Outlay), (FGIC),
                               4.50%, 6/1/23(2)              $   944,120
 Aaa       AAA       1,000     Florida Board of Education,
                               (Capital Outlay), (MBIA),
                               4.50%, 6/1/24(2)                  944,330
 Aaa       AAA         500     Miami-Dade County, School
                               District, (FSA), 5.375%,
                               8/1/15                            547,210
-------------------------------------------------------------------------
                                                             $ 2,435,660
-------------------------------------------------------------------------

Insured-Hospital -- 2.6%
-------------------------------------------------------------------------
 Aaa       AAA      $  200     Dade, Public Facilities
                               Revenue, (Jackson Memorial
                               Hospital), (MBIA), 4.875%,
                               6/1/15                        $   200,854
 Aaa       AAA         500     Sarasota County, Public
                               Hospital Board, (Sarasota
                               Memorial Hospital), (MBIA),
                               5.25%, 7/1/24                     528,645
-------------------------------------------------------------------------
                                                             $   729,499
-------------------------------------------------------------------------

Insured-Housing -- 11.3%
-------------------------------------------------------------------------
 NR        A        $  500     Clearwater HFA, (Hamptons
                               at Clearwater), (ACA),
                               5.35%, 5/1/24                 $   508,955
 Aaa       AAA         500     Florida HFA, (Maitland Club
                               Apartments), (AMBAC),
                               (AMT), 6.875%, 8/1/26             551,985
 Aaa       AAA       1,000     Florida HFA, (Mariner Club
                               Apartments), (AMBAC),
                               (AMT), 6.375%, 9/1/36           1,087,710
 Aaa       AAA         500     Florida HFA, (MBIA), (AMT),
                               5.90%, 7/1/29                     529,515
 Aaa       AAA         500     Florida HFA, (Spinnaker
                               Cove Apartments), (AMBAC),
                               (AMT), 6.50%, 7/1/36              547,060
-------------------------------------------------------------------------
                                                             $ 3,225,225
-------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 1.9%
------------------------------------------------------------------------
 Aaa       AAA      $  500     Dade County Resources
                               Recovery Facilities,
                               (AMBAC), (AMT),
                               5.50%, 10/1/13(1)             $   537,000
-------------------------------------------------------------------------
                                                             $   537,000
-------------------------------------------------------------------------

                       See notes to financial statements

Florida Insured Municipals Portfolio as of January 31, 1999
PORTFOLIO OF INVESTMENTS CONT'D

Ratings(Unaudited)  Principal
------------------  Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
-------------------------------------------------------------------------

Insured-Miscellaneous -- 1.7%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Jacksonville, Capital
                               Improvement Revenue,
                               (Stadium Project), (AMBAC),
                               4.75%, 10/1/25                $   485,610
-------------------------------------------------------------------------
                                                             $   485,610
-------------------------------------------------------------------------

Insured-Special Tax Revenue -- 16.8%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Bradenton, Special Revenue
                               Sub-Lien, (FGIC), 5.00%,
                               10/1/15                       $   512,880
 Aaa       AAA       1,000     Jacksonville, Excise Taxes
                               Revenue, (FGIC), (AMT),
                               0.00%, 10/1/10                    596,900
 Aaa       AAA         500     Jacksonville, Excise Taxes
                               Revenue, (FGIC), 5.00%,
                               10/1/16                           510,370
 Aaa       AAA       1,000     Jacksonville, Excise Taxes
                               Revenue, (FGIC), (AMT),
                               5.70%, 10/1/09                  1,058,670
 Aaa       AAA         250     Orange, Tourist Development
                               Tax, (MBIA), 6.00%, 10/1/24       284,260
 Aaa       AAA         505     St. Petersburg Excise Tax,
                               (FGIC), 5.00%, 10/1/16            511,807
 Aaa       AAA         340     Sunrise Public Facilities,
                               (MBIA), 0.00%, 10/1/15            154,683
 Aaa       AAA         500     Tampa, Occupational License
                               Tax Revenue, (FGIC), 5.50%,
                               10/1/27                           528,975
 Aaa       AAA       2,000     Tampa, Utility Tax Revenue,
                               (AMBAC), 0.00%, 4/1/22(1)         632,540
-------------------------------------------------------------------------
                                                             $ 4,791,085
-------------------------------------------------------------------------

Insured-Transportation -- 10.8%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Dade County Aviation
                               Facilities, (Miami
                               International Airport),
                               (FSA), (AMT), 5.125%,
                               10/1/22                       $ 1,001,560
 Aaa       AAA       1,000     Dade County, Seaport
                               Revenue, (MBIA), 5.125%,
                               10/1/16                         1,031,560
 Aaa       AAA       1,000     Florida Ports Financing
                               Commission, (State
                               Transportation Trust Fund),
                               (MBIA), (AMT), 5.375%,
                               6/1/27                          1,027,880
-------------------------------------------------------------------------
                                                             $ 3,061,000
-------------------------------------------------------------------------

Insured-Water and Sewer -- 20.7%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Dade County, Water And
                               Sewer System, (FGIC),
                               5.25%, 10/1/26                $   515,005
 Aaa       AAA         325     Dade County, Water and
                               Sewer System, (FGIC),
                               5.375%, 10/1/16                   344,484
 Aaa       AAA         735     Enterprise Community
                               Development District,
                               (MBIA), 6.125%, 5/1/24(1)         808,235
 Aaa       AAA       1,000     Jacksonville, (AMBAC),
                               (AMT), 6.35%, 8/1/25            1,130,120
 Aaa       AAA       1,000     Lee County IDA, (Bonita
                               Springs), (MBIA), (AMT),
                               6.05%, 11/1/20                  1,080,580
 Aaa       AAA         500     North Port, Utility
                               Revenue, (FGIC), 6.25%,
                               10/1/22                           557,150
 Aaa       AAA         400     Titisville, (MBIA), 6.00%,
                               10/1/24                           454,816
 Aaa       AAA       1,000     Vero Beach, (FGIC),
                               5.00%, 12/1/21                  1,001,850
-------------------------------------------------------------------------
                                                             $ 5,892,240
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $26,336,636)                            $28,458,940
-------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1999, 86.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. At
January 31, 1999, the Portfolio's insured securities by financial institution are as follows:

                                                        % of
                                    Market Value        Market Value
-------------------------------------------------------------------------
American Capital Access  (ACA)       $   508,955         1.8%
American Municipal Bond Assurance
    Corp. (AMBAC)                      5,807,579        20.4
Financial Guaranty Insurance
    Corp. (FGIC)                       7,160,212        25.2
Financial Security Assurance
    (FSA)                              1,548,770         5.4
Municipal Bond Insurance Assoc.
    (MBIA)                             9,530,764        33.5
-------------------------------------------------------------------------
Total                                $24,556,280        86.3%
-------------------------------------------------------------------------

(1) Security (or a portion thereof) has been segregated to cover when-issued securities.

(2) When-issued security.


                        See notes to financial statements

Hawaii Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
-------------------------------------------------------------------------

Electric Utilities -- 3.1%
-------------------------------------------------------------------------
 Baa1      BBB+     $1,500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17      $   620,430
-------------------------------------------------------------------------
                                                             $   620,430
-------------------------------------------------------------------------

General Obligations -- 5.1%
-------------------------------------------------------------------------
 A1        A+       $  140     Hawaii State, 5.75%, 1/1/11   $   157,868
 Aa2       AA          750     Honolulu, 4.75%, 9/1/17           744,023
 Baa1      A           285     Puerto Rico, Public
                               Improvement, 0.00%, 7/1/15        132,260
-------------------------------------------------------------------------
                                                             $ 1,034,151
-------------------------------------------------------------------------

Hospital -- 15.9%
-------------------------------------------------------------------------
 A3        A        $  200     Hawaii State Department of
                               Budget and Finance, (Kaiser
                               Permanente), 5.15%, 3/1/15    $   202,308
 A2        A           635     Hawaii State Department of
                               Budget and Finance,
                               (Kapiolani Health System),
                               6.00%, 7/1/19                     675,964
 A1        AA-         870     Hawaii State Department of
                               Budget and Finance, (Queens
                               Health System), 5.75%,
                               7/1/26                            932,361
 NR        BB          750     Hawaii State Department of
                               Budget and Finance,
                               (Wahiawa General Hospital),
                               7.50%, 7/1/12                     808,500
 NR        BBB+        300     Hawaii State Department of
                               Budget and Finance, (Wilcox
                               Memorial Hospital), 5.35%,
                               7/1/18                            291,519
 NR        BBB+        300     Hawaii State Department of
                               Budget and Finance, (Wilcox
                               Memorial Hospital), 5.50%,
                               7/1/28                            293,988
-------------------------------------------------------------------------
                                                             $ 3,204,640
-------------------------------------------------------------------------

Housing -- 7.0%
-------------------------------------------------------------------------
 NR        AAA      $  200     Guam Housing Corp., Single
                               Family, 5.75%, 9/1/31         $   218,510
 Aa1       AA        1,000     Hawaii State Housing
                               Finance and Development,
                               Single Family, 5.90%, 7/1/27    1,048,869
 Aa1       AA          145     Hawaii State Housing
                               Finance and Development,
                               Single Family, (AMT),
                               6.00%, 7/1/26                     151,606
-------------------------------------------------------------------------
                                                             $ 1,418,985
-------------------------------------------------------------------------

Industrial Development Revenue -- 2.8%
-------------------------------------------------------------------------
 Ba2       BB       $  370     Hawaii State Department of
                               Transportation,
                               (Continental Airlines,
                               Inc.), (AMT), 5.625%,
                               11/15/27                      $   369,704
 Baa3      BBB-        180     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                     191,444
-------------------------------------------------------------------------
                                                             $   561,148
-------------------------------------------------------------------------

Insured-Education -- 5.3%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Hawaii State Housing
                               Development Corp.,
                               (University of Hawaii),
                               (AMBAC), 5.65%, 10/1/16       $   533,320
 Aaa       AAA         500     University of Hawaii Board
                               of Regents, University
                               System, (AMBAC),
                               5.65%, 10/1/12                    537,335
-------------------------------------------------------------------------
                                                             $ 1,070,655
-------------------------------------------------------------------------

Insured-Electric Utilities -- 8.6%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Hawaii State Department of
                               Budget and Finance,
                               (Hawaiian Electric Co.),
                               (MBIA), (AMT), 5.65%,
                               10/1/27                       $ 1,067,469
 Aaa       AAA         500     Hawaii State Department of
                               Budget and Finance,
                               (Hawaiian Electric Co.,
                               Inc.), (MBIA), (AMT),
                               6.60%, 1/1/25                     560,230
 Aaa       AAA         100     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03(1)                   116,625
-------------------------------------------------------------------------
                                                             $ 1,744,324
-------------------------------------------------------------------------

Insured-General Obligations -- 14.9%
-------------------------------------------------------------------------
 Aaa       AAA      $  350     Hawaii County, (FGIC),
                               5.55%, 5/1/10                 $   389,848
 Aaa       AAA         400     Hawaii State, (FGIC),
                               5.00%, 10/1/17                    404,096
 Aaa       AAA         250     Honolulu, (FGIC),
                               5.00%, 11/1/16                    254,883
 Aaa       AAA         305     Kauai County, (MBIA),
                               5.90%, 2/1/14                     333,649
 Aaa       AAA         910     Maui County, (FGIC),
                               5.00%, 9/1/17                     919,282
 Aaa       AAA         250     Maui County, (FGIC),
                               5.25%, 3/1/18                     258,813
 Aaa       AAA         420     Maui County, (FGIC),
                               5.30%, 9/1/14                     444,011
-------------------------------------------------------------------------
                                                             $ 3,004,582
-------------------------------------------------------------------------

                        See notes to financial statements

Hawaii Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------  Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
-------------------------------------------------------------------------

Insured-Hospital -- 3.0%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Hawaii State Department of
                               Budget and Finance, (Queens
                               Health System), (MBIA),
                               5.00%, 7/1/28                 $   497,310
 Aaa       AAA         100     Hawaii State Department of
                               Budget and Finance, (St.
                               Francis Medical Center),
                               (FSA), 6.50%, 7/1/22              109,648
-------------------------------------------------------------------------
                                                             $   606,958
-------------------------------------------------------------------------
Insured-Housing -- 2.5%
-------------------------------------------------------------------------
 Aaa       AAA      $  480     Honolulu, Mortgage Revenue
                               Bonds, (Smith Beretania),
                               (FHA Insured) (MBIA),
                               7.80%, 7/1/24                 $   512,155
-------------------------------------------------------------------------
                                                             $   512,155
-------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 1.2%
-------------------------------------------------------------------------
 Aaa       AAA      $  250     Hawaii State, (Kapolei
                               State Office Building),
                               (AMBAC),
                               5.00%, 5/1/18                 $   250,313
-------------------------------------------------------------------------
                                                             $   250,313
-------------------------------------------------------------------------

Insured-Transportation -- 8.1%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Hawaii State Airports
                               System, (FGIC), (AMT),
                               7.50%, 7/1/20                 $   535,100
 Aaa       AAA         100     Hawaii State Airports
                               System, (MBIA), (AMT),
                               6.90%, 7/1/12                     122,015
 Aaa       AAA         245     Hawaii State Airports
                               System, (MBIA), (AMT),
                               7.00%, 7/1/18                     266,636
 Aaa       AAA         650     Hawaii State Harbor
                               Revenue, (FGIC), (AMT),
                               6.375%, 7/1/24                    721,403
-------------------------------------------------------------------------
                                                             $ 1,645,154
-------------------------------------------------------------------------

Insured-Water and Sewer -- 5.3%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Honolulu, City and County
                               Waste Water Systems,
                               (FGIC), 0.00%, 7/1/18         $   380,320
 Aaa       AAA         730     Honolulu, City and County
                               Waterworks System Revenue,
                               (FGIC), 4.50%, 7/1/28             683,105
-------------------------------------------------------------------------
                                                             $ 1,063,425
-------------------------------------------------------------------------

Special Tax Revenue -- 2.8%
-------------------------------------------------------------------------
 NR        AAA      $  300     Puerto Rico, Infrastructure
                               Financing Authority,          $   301,476
                               Variable Rate, 7/1/28(1)
 NR        BBB-        250     Virgin Islands PFA,
                               5.625%, 10/1/25                   257,798
-------------------------------------------------------------------------
                                                             $   559,274
-------------------------------------------------------------------------

Transportation -- 11.2%
-------------------------------------------------------------------------
 Aa3       AA       $  715     Hawaii State Highway
                               Revenue, 5.00%, 7/1/12        $   734,520
 Aa3       AA          250     Hawaii State Highway
                               Revenue, 5.50%, 7/1/18            271,770
 Baa1      A         1,300     Puerto Rico Highway and
                               Transportation Authority,
                               4.75%, 7/1/38                   1,260,544
-------------------------------------------------------------------------
                                                             $ 2,266,834
-------------------------------------------------------------------------

Water and Sewer -- 3.2%
-------------------------------------------------------------------------
 Aa3       AA       $  600     Honolulu, Water Supply
                               System, 5.80%, 7/1/16         $   651,660
-------------------------------------------------------------------------
                                                             $   651,660
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $18,724,580)                            $20,214,688
-------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.


The portfolio invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1999, 49.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 24.7% of total investments.

(1) Security has been issued as an inverse floater bond.


                        See notes to financial statements

Kansas Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
-------------------------------------------------------------------------

Electric Utilities -- 1.3%
-------------------------------------------------------------------------
 NR        BBB      $  150     Guam Power Authority,
                               6.625%, 10/1/14               $   166,484
-------------------------------------------------------------------------
                                                             $   166,484
-------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.0%
-------------------------------------------------------------------------
 Aaa       A-       $  415     Labette County, SFMR,
                               Escrowed to Maturity,
                               0.00%, 12/1/14                $   195,477
 Aaa       NR        1,000     Saline County, SFMR, 1983
                               Series A, Escrowed to
                               Maturity, 0.00%, 12/1/15          437,510
-------------------------------------------------------------------------
                                                             $   632,987
-------------------------------------------------------------------------

General Obligations -- 12.2%
-------------------------------------------------------------------------
 Aa3       NR       $  400     Douglas County, Unified
                               School District #497,
                               6.00%, 9/1/15                 $   435,844
 Aa1       AA          890     Johnson County, Unified
                               School District #229,
                               5.00%, 10/1/16                    906,357
 Baa1      A           500     Puerto Rico, 0.00%, 7/1/18        196,385
-------------------------------------------------------------------------
                                                             $ 1,538,586
-------------------------------------------------------------------------

Hospital -- 6.3%
-------------------------------------------------------------------------
 NR        NR       $  225     Atchison, (Atchison
                               Hospital Assn.), 5.70%,
                               11/15/18                      $   227,502
 A3        NR          250     Lawrence, (Lawrence
                               Memorial Hospital), 6.20%,
                               7/1/19                            267,078
 NR        BBB-        300     Newton, (Newton Healthcare
                               Corp.), 5.75%, 11/15/24           303,330
-------------------------------------------------------------------------
                                                             $   797,910
-------------------------------------------------------------------------

Housing -- 22.2%
-------------------------------------------------------------------------
 Aaa       NR       $   65     Kansas City, Mortgage
                               Revenue, (GNMA), (AMT),
                               5.30%, 5/1/07                 $    67,851
 Aaa       NR           65     Kansas City, Mortgage
                               Revenue, (GNMA), (AMT),
                               5.30%, 11/1/07                     67,991
 Aaa       NR          155     Kansas City, Mortgage
                               Revenue, (GNMA), (AMT),
                               5.90%, 11/1/27                    162,993
 NR        AAA         345     Kansas City, Mortgage
                               Revenue, (GNMA), (AMT),
                               7.00%, 12/1/11                    364,982
 NR        AAA         220     Kansas City, Multifamily,
                               (FHA), 6.70%, 7/1/23              228,116
 Aa        NR          100     Kansas Development
                               Authority, Single Family,
                               (FHA), (Martin Creek),
                               6.60%, 8/1/34                     105,738
 Aaa       NR          110     Olathe and Labette County,
                               SFMR, (GNMA), (AMT), 8.10%,
                               8/1/23                            124,099
 NR        AAA         170     Olathe, Mortgage Revenue,
                               (GNMA), (AMT), 7.60%, 3/1/07      178,779
 NR        AAA         250     Olathe, Multifamily,
                               (FNMA), 6.45%, 6/1/19             268,308
 NR        AA          210     Puerto Rico Housing Finance
                               Corp., 7.50%, 4/1/22              221,903
 Aaa       NR          195     Sedgwick and Shawnee
                               County, SFMR, (GNMA),
                               7.75%, 11/1/24(1)                 221,586
 Aaa       NR          350     Sedgwick County, SFMR,
                               (GNMA), 8.00%, 5/1/25             396,365
 Aaa       NR           35     Sedgwick County, SFMR,
                               (GNMA), 8.20%, 5/1/14              39,516
 NR        AAA         350     Wichita, Multifamily,
                               (Broadmoor Chelsea
                               Apartments), (FNMA), (AMT),
                               5.65%, 7/1/16                     364,735
-------------------------------------------------------------------------
                                                             $ 2,812,962
-------------------------------------------------------------------------

Industrial Development Revenue -- 1.3%
-------------------------------------------------------------------------
 NR        NR       $  160     Topeka IDA, (Resers Fine
                               Foods, Inc.), (AMT), 5.40%,
                               4/1/05                        $   160,829
-------------------------------------------------------------------------
                                                             $   160,829
-------------------------------------------------------------------------

Insured-Education -- 2.0%
-------------------------------------------------------------------------
 Aaa       AAA      $  250     Johnson County Community
                               College, (Student Commons
                               and Parking Systems),
                               (MBIA), 5.05%, 11/15/21       $   251,228
-------------------------------------------------------------------------
                                                             $   251,228
-------------------------------------------------------------------------

Insured-Electric Utilities -- 11.0%
-------------------------------------------------------------------------
 Aaa       AAA      $  345     Burlington PCR, (Kansas Gas
                               & Electric Co.), (MBIA),
                               7.00%, 6/1/31(1)              $   375,943
 Aaa       AAA         100     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/02(2)                   113,125
 Aaa       AAA         500     Puerto Rico Electric Power
                               Authority, (FSA), 4.75%,
                               7/1/21                            491,515
 Aaa       AAA         400     Wellington Electric
                               Waterworks and Authority
                               Revenue, (AMBAC),
                               5.20%, 5/1/23                     409,560
-------------------------------------------------------------------------
                                                             $ 1,390,143
-------------------------------------------------------------------------

                        See notes to financial statements

Kansas Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
-------------------------------------------------------------------------

Insured-General Obligations -- 13.5%
-------------------------------------------------------------------------
 Aaa       AAA      $  200     Harvey County, Unified
                               School District #373,
                               (FSA), 4.80%, 9/1/18          $   199,212
 Aaa       AAA         200     Johnson County, Unified
                               School District #231,
                               (FGIC), 6.00%, 10/1/16            233,472
 Aaa       AAA         200     Kansas City, Utility
                               Systems, (FGIC),
                               6.375%, 9/1/23                    226,614
 Aaa       AAA         500     Sedgwick County, Unified
                               School District #267,
                               (AMBAC), 5.00%, 11/1/19           502,650
 Aaa       AAA         250     Sedgwick County, Unified
                               School District #267,
                               (AMBAC), 6.15%, 11/1/09           286,220
 Aaa       AAA         230     Sedgwick County, Unified
                               School District #267,
                               (AMBAC), 6.15%, 11/1/10           263,322
-------------------------------------------------------------------------
                                                             $ 1,711,490
-------------------------------------------------------------------------

Insured-Hospital -- 12.2%
-------------------------------------------------------------------------
 Aaa       NR       $  250     Kansas State DFA, (Medical
                               Center Inc.), (MBIA),
                               5.50%, 11/15/22               $   261,230
 Aaa       AAA         500     Kansas State DFA, (St.
                               Luke's), (MBIA), 5.375%,
                               11/15/26                          515,710
 Aaa       AAA         500     Kansas State DFA,
                               (Stormont-Vail) (MBIA),
                               5.80%, 11/15/11                   551,035
 Aaa       AAA         200     Olathe, Health Facilities,
                               (Evangelical Lutheran Good
                               Samaritan Society),
                               (AMBAC), 6.00%, 5/1/19            219,670
-------------------------------------------------------------------------
                                                             $ 1,547,645
-------------------------------------------------------------------------

Insured-Housing -- 2.9%
-------------------------------------------------------------------------
 NR        AA       $  100     Puerto Rico Housing Finance
                               Corp., (AMBAC), 7.50%,
                               10/1/11                       $   103,205
 Aaa       AAA         165     Sedgwick County, Mortgage
                               Loan Revenue, (MBIA),
                               (GNMA), (AMT), 7.50%,
                               12/1/09                           170,996
 Aaa       AAA          85     Sedgwick County, Mortgage
                               Loan Revenue, (MBIA),
                               (GNMA), (AMT), 7.50%,
                               12/1/10                            88,089
-------------------------------------------------------------------------
                                                             $   362,290
-------------------------------------------------------------------------

Insured-Senior Living / Life Care -- 4.0%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Kansas State DFA, (Sisters
                               Of Charity Leavenworth),
                               (MBIA), 5.00%, 12/1/25        $   500,165
-------------------------------------------------------------------------
                                                             $   500,165
-------------------------------------------------------------------------

Insured-Water and Sewer -- 3.0%
-------------------------------------------------------------------------
 Aaa       AAA      $  400     Wyandotte County & Kansas
                               City, (MBIA), 4.50%, 9/1/28   $   377,212
-------------------------------------------------------------------------
                                                             $   377,212
-------------------------------------------------------------------------

Transportation -- 3.1%
-------------------------------------------------------------------------
 Baa1      A-       $  400     Puerto Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/22                 $   398,072
-------------------------------------------------------------------------
                                                             $   398,072
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $12,002,845)                            $12,648,003
-------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1999, 48.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.6% to 24.4% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2) Security has been issued as an inverse floater bond.


                        See notes to financial statements

Eaton Vance Municipals Portfolios as of January 31, 1999

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of January 31, 1999

                                                                           Florida
                                                                           Insured        Hawaii      Kansas
                                                                          Portfolio     Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                                      $26,336,636   $18,724,580   $12,002,845
    Unrealized appreciation                                                2,122,304     1,490,108       645,158
-----------------------------------------------------------------------------------------------------------------
Investments, at value                                                    $28,458,940   $20,214,688   $12,648,003
-----------------------------------------------------------------------------------------------------------------
Cash                                                                     $ 1,128,707   $       868   $    41,719
Receivable for investments sold                                                   --            --        25,399
Interest receivable                                                          420,328       188,551       150,226
Receivable from the Investment Adviser                                         3,403        17,604        17,654
Deferred organization expenses                                                   201           331           184
-----------------------------------------------------------------------------------------------------------------
Total assets                                                             $30,011,579   $20,422,042   $12,883,185
-----------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------
Payable for when-issued securities                                       $ 1,867,805   $        --   $        --
Demand note payable                                                               --        30,000            --
Payable for daily variation margin on open financial futures contracts            --            --           187
Payable to affiliate for Trustees' fees                                           --            64            64
Other accrued expenses                                                         4,158         2,430         1,656
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                        $ 1,871,963   $    32,494   $     1,907
-----------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                $28,139,616   $20,389,548   $12,881,278
-----------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                  $26,017,312   $18,899,440   $12,236,907
Net unrealized appreciation (computed on the basis of identified cost)     2,122,304     1,490,108       644,371
-----------------------------------------------------------------------------------------------------------------
Total                                                                    $28,139,616   $20,389,548   $12,881,278
-----------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipals Portfolios as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Statement of Operations

For the Year Ended January 31, 1999


                                                     Florida Insured   Hawaii         Kansas
                                                        Portfolio     Portfolio      Portfolio
------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------
Interest                                               $ 1,375,409   $ 1,069,839    $   641,820
------------------------------------------------------------------------------------------------
Total investment income                                $ 1,375,409   $ 1,069,839    $   641,820
------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------
Investment adviser fee                                 $    48,856   $    30,797    $    18,618
Trustees fees and expenses                                   1,887           319            319
Custodian fee                                               18,457        15,097         11,733
Legal and accounting services                                1,134         1,132          4,690
Amortization of organization expenses                        2,430         2,078          2,196
Miscellaneous                                                5,271         6,317          6,098
------------------------------------------------------------------------------------------------
Total expenses                                         $    78,035   $    55,740    $    43,654
------------------------------------------------------------------------------------------------
Deduct --
    Reduction of investment adviser fee                $    28,821   $    30,797    $    18,618
    Allocation of expenses to the Investment Adviser         3,403        17,604         17,654
    Reduction of custodian fee                              18,364         7,339          7,382
------------------------------------------------------------------------------------------------
Total expense reductions                               $    50,588   $    55,740    $    43,654
------------------------------------------------------------------------------------------------

Net expenses                                           $    27,447   $        --    $        --
------------------------------------------------------------------------------------------------

Net investment income                                  $ 1,347,962   $ 1,069,839    $   641,820
------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)    $    75,215   $   295,989    $   101,748
    Financial futures contracts                             12,205       (28,986)       (28,004)
------------------------------------------------------------------------------------------------
Net realized gain                                      $    87,420   $   267,003    $    73,744
------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                $   288,779   $  (101,778)   $    16,060
    Financial futures contracts                             12,983        12,298          5,582
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)   $   301,762   $   (89,480)   $    21,642
------------------------------------------------------------------------------------------------

Net realized and unrealized gain                       $   389,182   $   177,523    $    95,386
------------------------------------------------------------------------------------------------

Net increase in net assets from operations             $ 1,737,144   $ 1,247,362    $   737,206
------------------------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipals Portfolios as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1999


                                                                Florida Insured     Hawaii           Kansas
Increase (Decrease) in Net Assets                                  Portfolio       Portfolio        Portfolio
---------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                         $  1,347,962    $  1,069,839    $    641,820
    Net realized gain                                                   87,420         267,003          73,744
    Net change in unrealized appreciation (depreciation)               301,762         (89,480)         21,642
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                        $  1,737,144    $  1,247,362    $    737,206
---------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                 $  6,379,597    $  2,231,345    $  2,114,772
    Withdrawals                                                     (4,827,198)     (2,953,293)     (1,389,324)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions   $  1,552,399    $   (721,948)   $    725,448
---------------------------------------------------------------------------------------------------------------

Net increase in net assets                                        $  3,289,543    $    525,414    $  1,462,654
---------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------
At beginning of year                                              $ 24,850,073    $ 19,864,134    $ 11,418,624
---------------------------------------------------------------------------------------------------------------
At end of year                                                    $ 28,139,616    $ 20,389,548    $ 12,881,278
---------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipals Portfolios as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1998

                                                                Florida Insured      Hawaii           Kansas
Increase (Decrease) in Net Assets                                  Portfolio        Portfolio        Portfolio
---------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                         $  1,337,092    $  1,031,743    $    666,134
    Net realized gain                                                  301,794         269,040          86,194
    Net change in unrealized appreciation (depreciation)               811,156         513,990         382,975
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                        $  2,450,042    $  1,814,773    $  1,135,303
---------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                 $  5,342,239    $  4,723,447    $  1,495,952
    Withdrawals                                                     (7,146,067)     (2,688,011)     (2,948,351)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions   $ (1,803,828)   $  2,035,436    $ (1,452,399)
---------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                             $    646,214    $  3,850,209    $   (317,096)
---------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------
At beginning of year                                              $ 24,203,859    $ 16,013,925    $ 11,735,720
---------------------------------------------------------------------------------------------------------------
At end of year                                                    $ 24,850,073    $ 19,864,134    $ 11,418,624
---------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance Municipals Portfolios as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                        Florida Insured Portfolio
                                           ---------------------------------------------------
                                                         Year Ended January 31,
                                           ---------------------------------------------------
                                             1999      1998      1997      1996      1995(1)
----------------------------------------------------------------------------------------------
Ratios to average daily net assets+
----------------------------------------------------------------------------------------------
Net expenses(2)                              0.18%     0.07%     0.09%     0.07%     0.01%(3)
Net expenses after custodian fee             0.11%     0.00%     0.02%     0.00%       --
    reduction
Net investment income                        5.21%     5.63%     5.76%     5.82%     5.73%(3)
Portfolio Turnover                              9%       34%       36%       32%       33%
----------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)   $28,140   $24,850   $24,204   $21,416   $14,400
----------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses(2)                                  0.30%     0.48%     0.39%     0.39%     0.41%(3)
Expenses after custodian fee                 0.23%     0.41%     0.32%     0.32%       --
    reduction
Net investment income                        5.09%     5.22%     5.46%     5.50%     5.33%(3)
----------------------------------------------------------------------------------------------
                                                             Hawaii Portfolio
                                           ---------------------------------------------------
                                                           Year Ended January 31,
                                           ---------------------------------------------------
                                            1999      1998      1997      1996      1995(1)
----------------------------------------------------------------------------------------------
Ratios to average daily net assets+
----------------------------------------------------------------------------------------------
Net expenses(2)                             0.04%     0.03%     0.04%     0.06%     0.06%(3)
Net expenses after custodian fee            0.00%     0.00%     0.00%     0.00%       --
    reduction
Net investment income                       5.39%     5.70%     5.96%     6.01%     6.03%(3)
Portfolio Turnover                            29%       27%       21%       19%       66%
----------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)  $20,390   $19,864   $16,014   $15,578   $12,865
----------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Expenses(2)                                 0.28%     0.46%     0.43%     0.41%     0.38%(3)
Expenses after custodian fee                0.24%     0.43%     0.39%     0.35%       --
    reduction
Net investment income                       5.15%     5.27%     5.57%     5.66%     5.70%(3)
----------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 1994, to January 31, 1995.

(2) The expense ratios for the year ended January 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolios to increase their expense ratios by the effect of any expense offset arrangements with their service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

(3) Annualized.


                        See notes to financial statements

Eaton Vance Municipals Portfolios as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                             Kansas Portfolio
                                                  --------------------------------------------------------------------
                                                                           Year Ended January 31,
                                                  --------------------------------------------------------------------
                                                   1999          1998          1997          1996            1995(1)
----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
----------------------------------------------------------------------------------------------------------------------
Net expenses(2)                                    0.06%         0.05%         0.08%         0.09%           0.01%(3)
Net expenses after custodian fee reduction         0.00%         0.00%         0.00%         0.00%             --
Net investment income                              5.34%         5.79%         5.91%         5.93%           5.68%(3)
Portfolio Turnover                                   33%           17%           49%           21%             12%
----------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)         $12,881       $11,419       $11,736       $11,609          $8,306
----------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses(2)                                        0.36%         0.57%         0.48%         0.50%           0.43%(3)
Expenses after custodian fee reduction             0.30%         0.52%         0.40%         0.41%             --
Net investment income                              5.04%         5.27%         5.51%         5.52%           5.26%(3)
----------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 1994, to January 31, 1995.

(2) The expense ratios for the year ended January 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior period have not been adjusted to reflect this change.

(3) Annualized.

                        See notes to financial statements

Eaton Vance Municipals Portfolios as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Florida Insured Municipals Portfolio ("Florida Insured Portfolio"), Hawaii Municipals Portfolio ("Hawaii Portfolio") and Kansas Municipals Portfolio ("Kansas Portfolio"), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and the Kansas Portfolio. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

  C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be

Eaton Vance Municipals Portfolios as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D


  available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

  H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of expenses on the Statement of Operations.

  I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  J Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended January 31, 1999, each Portfolio incurred advisory fees as follows:

   Portfolio                                   Amount       Effective Rate*
  ------------------------------------------------------------------------------
   Florida Insured                              $48,856            0.19%
   Hawaii                                        30,797            0.16%
   Kansas                                        18,618            0.15%

    * As a percentage of average daily net assets.

  To enhance the net income of the Florida Insured Portfolio, Hawaii Portfolio and Kansas Portfolio, BMR made a reduction of its fee in the amount of $28,821, $30,797 and $18,618, respectively, and $3,403, $17,604 and $17,654, respectively, of expenses related to the operation of the Portfolios were allocated to BMR. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

  Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

  Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 1999, no significant amounts have been deferred.

3 Investments
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended January 31, 1999 were as follows:

    Florida Insured Portfolio
  ------------------------------------------------------------------------------
    Purchases                                                $    5,967,242
    Sales                                                         2,370,428

    Hawaii Portfolio
  ------------------------------------------------------------------------------
    Purchases                                                $    6,349,648
    Sales                                                         5,697,572

    Kansas Portfolio
  ------------------------------------------------------------------------------
    Purchases                                                $    4,946,778
    Sales                                                         3,906,251

4 Federal Income Tax Basis of Investments
  -----------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at January 31, 1999, as computed on a federal income tax basis, are as follows:


     Florida Insured Portfolio
  ------------------------------------------------------------------------------
     Aggregate Cost                                        $    26,336,636
  ------------------------------------------------------------------------------
     Gross unrealized appreciation                         $     2,147,073
     Gross unrealized depreciation                                 (24,769)
  ------------------------------------------------------------------------------
     Net unrealized appreciation                           $     2,122,304
  ------------------------------------------------------------------------------

Eaton Vance Municipals Portfolios as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D


    Hawaii Portfolio
  ------------------------------------------------------------------------------
    Aggregate Cost                                         $    18,724,580
  ------------------------------------------------------------------------------
    Gross unrealized appreciation                          $     1,501,775
    Gross unrealized depreciation                                  (11,667)
  ------------------------------------------------------------------------------
    Net unrealized appreciation                            $     1,490,108
  ------------------------------------------------------------------------------
    Kansas Portfolio
  ------------------------------------------------------------------------------
    Aggregate Cost                                         $    12,002,845
  ------------------------------------------------------------------------------
    Gross unrealized appreciation                          $       645,158
    Gross unrealized depreciation                                       --
  ------------------------------------------------------------------------------
    Net unrealized appreciation                            $       645,158
  ------------------------------------------------------------------------------

5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 1999, the Hawaii Portfolio had a balance outstanding pursuant to this line of credit of $30,000. The Portfolios did not have any significant borrowings or allocated fees during the year ended January 31, 1999.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at January 31, 1999, is as follows:

                   Futures
                   Contracts
                   Expiration                                    Net Unrealized
   Portfolio       Date              Contracts        Position   Depreciation
  ------------------------------------------------------------------------------
   Kansas          3/99        1 U.S. Treasury Bond     Short            $787
  ------------------------------------------------------------------------------

  At January 31, 1999, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Eaton Vance Municipals Portfolios as of January 31, 1999

INDEPENDENT AUDITORS' REPORT



To the Trustees and Investors of
Florida Insured Municipals Portfolio
Hawaii Municipals Portfolio
Kansas Municipals Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1999 and 1998 and the supplementary data for each of the four years in the period ended January 31, 1999 and for the period from the start of business, March 2, 1994, to January 31, 1995. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of January 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio at January 31, 1999, and the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.



                                                        DELOITTE & TOUCHE LLP
                                                        Boston, Massachusetts
                                                        March 5, 1999

Eaton Vance Municipals Funds as of January 31, 1999

INVESTMENT MANAGEMENT

Eaton Vance Municipals Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Municipals Portfolios

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Cynthia J. Clemson
Vice President
Portfolio Manager of Florida
Insured Municipals Portfolio

Robert B. MacIntosh
Vice President
Portfolio Manager of Hawaii
Municipals Portfolio

Timothy T. Browse
Vice President
Portfolio Manager of Kansas
Municipals Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                       This Page Intentionally Left Blank

Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110






Eaton Vance Municipals Trust II
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                      3CSRC-3/99